SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2003

C&F FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Eighth and Main Streets, P.O. Box 391,West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

Item 5.     Other Events

On April 15, 2003, C&F Financial Corporation issued a news release announcing its financial results for the first quarter ended March 31, 2003.

Item 7.     Financial Statements, ProForma Financial Information and Exhibits

Exhibits

99.1     News Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION REGISTRANT

Date:	April 16, 2003	By:	/s/ Thomas F. Cherry
Thomas F. Cherry
Chief Financial Officer